1SECURITIES AND EXCHANGE COMMISSION
                    WASHINGTON, D.C. 20549-1004

                             FORM 8-K

                          CURRENT REPORT

              Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 23, 2004
                        -------------------
                 Commission File Number 0-7624
                              ------

                       WESTERN MASSACHUSETTS
                       --------------------
      (Exact name of registrant as specified in its charter)

MASSACHUSETTS                0-7624                 04-1961130
--------------              ---------            ---------------
(State or other            (Commisson    (I.R.S. Employer incorporation
jurisdiction  of           File Number)      or Identification No.)
  organization)


                ONE FEDERAL STREET, BUILDING 111-4
      SPRINGFIELD,             MASSACHUSETTS            01105
 -----------------------------------------------------------------
       (Address of principal executive offices)  (Zip Code)

                          (413) 785-5871
       (Registrant's telephone number, including area code)

                          Not Applicable
                          --------------
   (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction
A.2. below):

[  ]   Written communications pursuant to Rule 425 under the
       Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the
       Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-
       2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c)
       under the Exchange Act (17 CFR 240.13e- 4(c))


Section 8   -  Other Events

Item 8.01      Other Events

     On September 23, 2004, Western Massachusetts Electric Company ("WMECO") completed the issuance and sale to the public of $50,000,000 aggregate principal amount of its Senior Notes, Series B, Due 2034 ("Series B Notes"), pursuant to an Underwriting Agreement dated September 20, 2004 between WMECO and Morgan Stanley & Co. Incorporated., as representative of the several underwriters named therein. The Series B Notes were issued under a Supplemental Indenture, dated as of September 1, 2004, between WMECO and The Bank of New York, as Trustee, supplementing the Indenture between WMECO and The Bank of New York, as Trustee, dated as of September 1, 2003, as previously supplemented.


Section 9    - Financial Statements and Exhibits

Item 9.01      Financial Statements and Exhibits

               (a)  Not Applicable

               (b)  Not Applicable

               (c)  Exhibits

               Exhibits  Description

               Exhibit 1     Underwriting Agreement dated
                             September 20, 2004 between WMECO and
                             Morgan Stanley & Co., Inc. as
                             Representative.

               Exhibit 4.1   Second Supplemental Indenture,
                             dated as of September 1, 2004,
                             between WMECO and The Bank of New York,
                             as Trustee (the "Series B Supplemental
                             Indenture").

               Exhibit 4.2   Form of Series B Notes (included as
                             Exhibit A to the Series B Supplemental
                             Indenture).

               Exhibit 5 Opinion of Jeffrey C. Miller relating to the issuance and sale of Series B Notes (including consent).


                    [SIGNATURE PAGE TO FOLLOW]


                             SIGNATURE

          Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              WESTERN MASSACHUSETTS ELECTRIC COMPANY
                              (Registrant)


                              By:  /s/ Randy A. Shoop
                                   Name:  Randy A. Shoop
                                   Title:  Assistant Treasurer - Finance



Date:  September 27, 2004